                                                  -----------------------------
                                                           OMB APPROVAL
                                                  -----------------------------
                                                  OMB Number:         3235-0570
                                                  Expires:    November 30, 2005
                                                  Estimated average burden
                                                  hours per response....... 5.0
                                                  -----------------------------
                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                  FORM N-CSR

                  CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                       MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number            811-4889
                                  ---------------------------------------------

                            H&Q HEALTHCARE INVESTORS
-------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

      30 Rowes Wharf, Fourth Floor, Boston, MA                02110-3328
-------------------------------------------------------------------------------
      (Address of principal executive offices)                (Zip code)

   Kimberley L. Carroll, 30 Rowes Wharf, Fourth Floor, Boston, MA 02110-3328
-------------------------------------------------------------------------------
                     (Name and address of agent for service)

Registrant's telephone number, including area code:     617-772-8500
                                                   ----------------------------

Date of fiscal year end:         09/30/03
                        --------------------------
Date of reporting period:        09/30/03
                         -------------------------

     Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

     A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

         Include a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).

H&Q HEALTHCARE INVESTORS


[GRAPHIC]


ANNUAL REPORT

2003

     To our Shareholders:

At fiscal year-end on September 30, 2003, the net asset value per share of your Fund was $19.63. The net asset value increased by 2.6% during the recent quarter and the stock price increased 2.8%, which is on par with the AMEX Biotech Index and Dow Jones Industrial Average, but lagging the NASDAQ Industrials and Russell 2000. Fiscal year share price performance experienced an increase of 43.5%. Of the comparable indices, only the NASDAQ Industrials marked higher performance. Net asset value performance data for the fiscal year and the quarter ended September 30, 2003, compared to the major indices, are as follows:

                                                        QUARTER ENDED
                                         FISCAL YEAR       9/30/03
                                         -----------    -------------
Net Asset Value                             +23.8%          +2.6%
AMEX Biotech Index                          +41.7%          +5.0%
Dow Jones Industrial Average                +22.2%          +3.2%
NASDAQ Industrials                          +49.4%         +11.6%
Russell 2000                                +34.6%          +8.8%

As was the case for the prior several quarters, during the most recent quarter there has been a combination of both encouraging and cautionary economic signs. On balance, we think there have been more ups than downs. Economic growth was impressive and Wall Street economic analyst estimates for the next few quarters are within a healthy range. Earnings reports for the third calendar quarter seem to be exceeding expectations. Employment levels seem to be stabilizing or even improving. There are few signs of near term interest rate increase by the Federal Reserve. These kinds of factors, coupled with our entering a presidential election year, suggest to many that we can be somewhat optimistic about the near term. We are still worried about debt levels and have renewed concerns about the potential impact of the geopolitical environment, but in general we are optimistic about the next few quarters or so.

With respect to the biotechnology and healthcare areas, our thinking has not changed much from last quarter. These sectors exhibited strong performance in the second calendar quarter. After a significant run up in the appropriate indices, we would not have been surprised to see some consolidation during the summer months. So far that consolidation has been tractable. In the small market capitalization sub sector, there has been some volatility but we think that is healthy after the considerable gains achieved earlier in the year. It seems that equity share prices are increasingly moving based on company specific events rather than on sector based sentiment. There have been a number of positive news items, including new product approvals, which give us optimism. We think this is indicative of a biotech sector that is maturing. The sector is now more than 25 years old. Its largest and best companies are profitable. A few have larger market capitalization than some of the traditional large capitalization pharmaceutical companies. This is to the good and in our view argues for the long-term viability and vitality of the biotech industry. We know we are repeating ourselves in saying this, but we think healthcare in general and emerging healthcare/biotech, in particular, offer very good prospects for the future.

So, while we are optimistic about our sector, we are quite sad about another development. For our management company, the most notable moment by far in the recent quarter has been the passing of Alan G. Carr, my friend, partner and mentor, as well as the founder of your Fund. Alan was instrumental in my joining Hambrecht & Quist Capital Management in 2000 and in my becoming President of your Fund not long thereafter. Several of us at Hambrecht & Quist Capital Management have enjoyed the benefit of Alan's advice and counsel for a significant portion of the last three years. We have learned much from him that, in combination with our own skills and experience, we will continue to apply on behalf of your Fund. We miss him already.

In the last quarter, we did not add new companies to the venture portion of the portfolio, and we did some minor follow-on investing in existing venture holdings. Within the public portfolio, we purchased Enzon Pharmaceuticals and Neurocrine Biosciences, and added to our existing positions in a number of portfolio companies.

As always, we encourage the Fund's shareholders to contact us with any questions or concerns they may have relating to the Fund.


/s/ Daniel R. Omstead

Daniel R. Omstead
President

                            H&Q HEALTHCARE INVESTORS

                                LARGEST HOLDINGS
                            AS OF SEPTEMBER 30, 2003

                                                      % OF NET ASSETS
                                                      ---------------
Gilead Sciences                                             4.15%
MedImmune                                                   3.21%
Impax Laboratories                                          3.17%
IDEXX Laboratories                                          3.10%
Celgene                                                     3.10%
Cubist Pharmaceuticals                                      3.02%
Telik                                                       2.87%
Pfizer                                                      2.83%
Vicuron Pharmaceuticals                                     2.64%
CV Therapeutics                                             2.40%

                       SIGNIFICANT PORTFOLIO TRANSACTIONS
                        QUARTER ENDED SEPTEMBER 30, 2003

                                                 UNITS HELD      UNITS HELD
                                                   6/30/03         9/30/03
                                                 ----------      ----------
PURCHASES
Cubist Pharmaceuticals                              597,056         803,657
Durect                                              157,360         532,580
Enzon Pharmaceuticals                                     0         308,400
Genzyme                                              83,000         120,000
IDEXX Laboratories                                  152,000         209,000
Kosan Biosciences                                   442,600         457,600
Lexicon Genetics                                    342,200         507,200
MedImmune                                           258,000         279,000
Neurocrine Biosciences                                    0          93,100
Pfizer                                              165,000         267,000
PHT (Restricted) Bridge Loan                              0          96,605
PHT (Restricted) Series E                                 0         743,282
Telik                                               370,237         410,237
Teva Pharmaceutical Industries                       27,300          62,100
Therion Biologics (Restricted) C-2 Units                  0          33,332

SALES
Eclipsys                                            305,700               0
Molecular Devices                                    39,461               0
Millennium Pharmaceuticals                          418,500               0

                                    PORTFOLIO
                            AS OF SEPTEMBER 30, 2003

[CHART]

                                 RESTRICTED       PUBLIC            TOTAL
                                 ----------       ------            -----
BIOPHARMACEUTICALS                     0.00%       28.42%           28.40%
DRUG DELIVERY                          0.15%        3.22%            3.40%
DRUG DISCOVERY                         7.21%        2.74%           10.00%
EMERGING BIOPHARM.                     4.83%       13.38%           18.20%
GENERICS                               0.00%        7.45%            7.50%
HEALTHCARE SERVICES                    3.88%        2.32%            6.20%
DEVICES AND DIAGNOSTICS                5.91%        7.15%           13.10%
LIQUID ASSETS                          0.00%       13.30%           13.30%

                              ANNUAL MEETING REPORT

     The Annual Meeting was held on June 18, 2003 at 9:00 a.m. The shareholders voted on the following items and the resulting votes are presented below.

(1) To elect three Trustees of the Fund to hold office for a term of three years or until their respective successors shall have been duly elected and qualified.

                                    FOR       WITHHELD   BROKER NON-VOTES
                                 ----------   --------   ----------------
     Lawrence S. Lewin           12,671,066    211,608          0
     Daniel R. Omstead, ENGSCD   12,348,637    534,037          0
     Uwe E. Reinhardt, Ph.D.     12,638,418    244,256          0

     The nominees were elected to serve until the 2006 Annual Meeting of Shareholders. The Trustees serving until the 2004 Annual Meeting are Robert
     P. Mack, M.D., Eric Oddleifson and Oleg M. Pohotsky. The Trustees serving until the 2005 Annual Meeting are Alan G. Carr and Henri A. Termeer.

(2) To ratify the selection of PricewaterhouseCoopers LLP as the Fund's independent accountants for the fiscal year ended September 30, 2003.

     Shareholders overwhelmingly ratified the selection of the Independent Public Accountants.

         FOR      AGAINST   ABSTAIN    BROKER NON-VOTES
     ----------   -------   -------    ----------------
     12,700,659    91,627    90,385           3

                          INDEPENDENT AUDITORS' REPORT

TO THE TRUSTEES AND SHAREHOLDERS OF H&Q HEALTHCARE INVESTORS:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of H&Q Healthcare Investors (the "Fund") at September 30, 2003, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

The financial statements of the Fund as of September 30, 2000 and for the two years then ended were audited by other independent accountants whose report dated November 3, 2000 expressed an unqualified opinion on those statements.


PricewaterhouseCoopers LLP
Boston, Massachusetts
November 25, 2003

                            H&Q HEALTHCARE INVESTORS

                             SCHEDULE OF INVESTMENTS
                               SEPTEMBER 30, 2003

   SHARES                                                                 VALUE
------------                                                          -------------
               CONVERTIBLE SECURITIES - 21.8% OF NET ASSETS
               CONVERTIBLE PREFERRED (RESTRICTED) - 21.7%
                DRUG DISCOVERY TECHNOLOGIES - 7.2%
   2,380,953     Agilix Series B*                                     $   1,500,001
     850,436     Avalon Pharmaceuticals Series B*                         2,999,964
     375,000     Ceres Series C*                                          2,250,000
      27,443     Ceres Series C-1*                                          164,658
     277,967     Ceres Series D*                                          1,667,802
     139,873     Galileo Laboratories Series F*                             489,555
   1,212,709     Idun Pharmaceuticals Series A-1*^                        3,000,000
   1,034,519     Senomyx Series E*                                        3,000,002
   1,750,000     Triad Therapeutics Series A*^                            1,750,000
     525,000     Triad Therapeutics Series B*^                              525,000
   1,200,000     Triad Therapeutics Series C*^                            1,200,000
     923,077     Zyomyx Series B*                                           923,077
     600,000     Zyomyx Series C*                                           600,000
     600,000     Zyomyx Series E*                                           600,000
                EMERGING BIOPHARMACEUTICALS - 4.8%
     453,828     ACADIA Pharmaceuticals Series E*                         1,225,336
     277,778     ACADIA Pharmaceuticals Series F*                           750,001
     952,381     Agensys Series C*                                        3,000,000
   1,818,182     Raven biotechnologies Series B*^                         1,509,091
   2,809,157     Raven biotechnologies Series C*^                         2,331,600
     211,765     Theravance Series C*                                     1,905,885
     200,000     Theravance Series D-1*                                   1,800,000
      47,407     Therion Biologics Series A*                                85,333
     240,000     Therion Biologics Series B*#                               432,000
     407,712     Therion Biologics Series C*#                               733,882
      36,092     Therion Biologics Sinking Fund*                                361
                HEALTHCARE SERVICES - 3.8%
   1,577,144     CardioNet Series C*^                                     5,520,004
     484,829     CytoLogix Series A*^                                       399,984
     227,130     CytoLogix Series B*#^                                      187,382
   5,384,615     PHT Series D*^                                           4,200,000
     743,282     PHT Series E*^                                             579,760
                MEDICAL DEVICES AND DIAGNOSTICS - 5.9%
     636,364     AbTox Series F*+                                             6,364
   4,852,940     Concentric Medical Series B*^                            3,299,999
     222,222     EPR Series A*                                                2,222
     343,750     LocalMed Series D*                                           3,437
     160,000     Masimo Series D*                                         1,760,000
     631,580     Novacept Series G*#                                      2,178,951
     347,826     Novacept Series H*                                       1,200,000
   1,632,653     OmniSonics Medical Technologies Series B*^               2,180,898

   The accompanying notes are an integral part of these financial statements.

   SHARES                                                                 VALUE
------------                                                          -------------
               CONVERTIBLE SECURITIES - CONTINUED
     639,659     Songbird Hearing Series D*                           $       6,397
     652,173     TherOx Series H*                                         1,976,084
     820,313     VNUS Medical Technologies Series E*^                     4,200,003
                                                                      -------------
                                                                      $  62,145,033
                                                                      -------------

 PRINCIPAL
  AMOUNT
------------
               CONVERTIBLE BONDS AND NOTES (RESTRICTED) - 0.1%
                HEALTHCARE SERVICES - 0.1%
$    168,337     CytoLogix 6.75% Cvt. Note, due 2003^                 $     168,337
   1,577,366     FitForAll.com 10% Prom. Note*+                                 158
      96,605     PHT Bridge Loan, due 2004*^                                 96,605
               MEDICAL DEVICES AND DIAGNOSTICS - 0.0%
     180,000     AbTox 12% Prom. Note*+                                      84,000
                                                                      -------------
                                                                      $     349,100
                                                                      -------------
               TOTAL CONVERTIBLE SECURITIES
                 (Cost $86,203,104)                                   $  62,494,133
                                                                      -------------

   SHARES
------------
               COMMON STOCKS - 64.9%
               BIOPHARMACEUTICALS - 28.4%
      81,000     Amgen*                                               $   5,230,170
     101,848     Biopure Class A*                                           658,956
     204,900     Celgene*                                                 8,878,317
     441,471     Corixa*                                                  3,514,109
      33,164     Corixa Warrants (expire 8/14/07)*                           60,690
     803,657     Cubist Pharmaceuticals*                                  8,671,459
     312,823     CV Therapeutics*                                         6,882,106
     308,400     Enzon Pharmaceuticals*                                   3,589,776
     120,000     Genzyme*                                                 5,550,000
     213,000     Gilead Sciences*                                        11,913,090
     279,000     MedImmune*                                               9,209,790
      93,100     Neurocrine Biosciences*                                  4,610,312
     267,000     Pfizer                                                   8,111,460
     180,000     Pozen*                                                   3,200,400
     113,700     Vertex Pharmaceuticals*                                  1,398,510
                                                                      -------------
                                                                         81,479,145
                                                                      -------------
               DRUG DELIVERY - 3.4%
     225,000     Aradigm*                                                   402,750
     833,333     DepoMed*                                                 5,291,664
     291,667     DepoMed Warrants (expire 4/21/08)*                       1,222,085
     532,580     Durect*                                                  1,789,469
     338,892     Sontra Medical*^                                           518,505
     346,729     Sontra Medical (Restricted)*^                              424,396
                                                                      -------------
                                                                          9,648,869
                                                                      -------------

   The accompanying notes are an integral part of these financial statements.

   SHARES                                                                 VALUE
------------                                                          -------------
               DRUG DISCOVERY TECHNOLOGIES - 2.7%
     933,000     deCODE Genetics*                                     $   4,394,430
     507,200     Lexicon Genetics*                                        2,617,152
     170,142     Lynx Therapeutics*                                         867,724
     386,400     Lynx Therapeutics Warrants (expire 4/29/07)*                     0
                                                                      -------------
                                                                          7,879,306
                                                                      -------------
               EMERGING BIOPHARMACEUTICALS - 13.4%
     311,300     Adolor*                                                  5,712,355
       2,760     BioTransplant (Restricted) Warrants
                   (expire 8/12/04)*                                              0
       6,300     BioTransplant (Restricted) Warrants
                   (expire 10/31/04)*                                             0
       1,150     BioTransplant (Restricted) Warrants
                   (expire 8/15/05)*                                             69
     387,802     Dyax*                                                    2,381,104
     243,100     Encysive Pharmaceuticals*                                1,533,961
     732,600     Exelixis*                                                5,230,764
     457,600     Kosan Biosciences*                                       3,642,496
      99,314     Rigel Pharmaceuticals*                                   1,430,122
     410,237     Telik*                                                   8,225,252
      33,332     Therion Biologics (Restricted) C-2 Units*#                  59,998
     226,760     Therion Biologics (Restricted)*                              2,268
     270,270     Tularik*                                                 2,664,862
     418,165     Vicuron Pharmaceuticals*                                 7,401,520
      14,947     Vicuron Pharmaceuticals Warrants
                   (expire 8/25/05)*                                        176,492
                                                                      -------------
                                                                         38,461,263
                                                                      -------------
               GENERIC PHARMACEUTICALS - 7.5%
     135,000     aaiPharma*                                               2,309,850
     705,770     Impax Laboratories*                                      8,829,183
      43,934     Impax Laboratories Warrants (expire 6/30/05)*              263,035
     326,600     IVAX*                                                    6,401,360
      62,100     Teva Pharmaceutical Industries ADR                       3,549,015
                                                                      -------------
                                                                         21,352,443
                                                                      -------------
               HEALTHCARE SERVICES - 2.3%
      85,200     Charles River Labs*                                      2,614,788
     454,500     WebMD*                                                   4,054,140
     306,208     Syntiro Healthcare Services (Restricted)*                    3,062
     188,096     Syntiro Healthcare Services (Restricted) Warrants
                   (expire 10/15/04)*                                             0
                                                                      -------------
                                                                          6,671,990
                                                                      -------------

   The accompanying notes are an integral part of these financial statements.

   SHARES                                                                 VALUE
------------                                                          -------------
               MEDICAL DEVICES AND DIAGNOSTICS - 7.2%
     522,617     Biofield*                                            $      99,297
     600,000     Biofield (Restricted)*                                      96,000
   1,000,000     Endocardial Solutions*^                                  5,000,000
     645,000     EP MedSystems*                                           2,560,650
     209,000     IDEXX Laboratories*                                      8,880,410
     160,000     Masimo Labs (Restricted)*                                    1,600
   1,020,000     Orthovita*^                                              3,978,000
                                                                      -------------
                                                                         20,615,957
                                                                      -------------
               TOTAL COMMON STOCKS
                 (Cost $120,121,144)                                  $ 186,108,973
                                                                      -------------

 PRINCIPAL
  AMOUNT
------------
               TEMPORARY CASH INVESTMENTS - 14.2%
$ 14,500,000     American Express Credit Corp.; 1.03%,
                  due 10/10/03                                        $  14,496,266
   7,800,000     Exxon Proj. Yrs. 3 & 4; 0.97%,
                  due 10/17/03                                            7,796,637
   1,300,000     General Electric Capital Corp.; 1.03%
                  due 10/1/03                                             1,300,000
   3,100,000     General Electric Capital Corp.; 1.03%
                  due 10/15/03                                            3,098,758
  14,000,000     U.S. Treasury Bill; 0.75%, due 10/23/03                 13,993,583
                                                                      -------------
               TOTAL TEMPORARY CASH INVESTMENTS
                 (Cost $40,685,244)                                   $  40,685,244
                                                                      -------------
               TOTAL INVESTMENTS
                 (Cost $247,009,492)                                  $ 289,288,350
                                                                      =============

----------
* Non income-producing security.
# With warrants attached.
^ Affiliated issuers in which the Fund holds 5% or more of the voting securities
  (Total Market Value of $41,069,564.
+ Issuer filed for bankruptcy.

   The accompanying notes are an integral part of these financial statements.

                            H&Q HEALTHCARE INVESTORS

                       STATEMENT OF ASSETS AND LIABILITIES
                               SEPTEMBER 30, 2003

ASSETS:
  Investments, at value (identified cost
    $247,009,492; see Schedule of Investments)                                 $  289,288,350

  Cash                                                                              1,998,971
  Receivable for investments sold                                                      60,000
  Interest receivable                                                                  54,750
  Prepaid expenses                                                                     51,219
                                                                               --------------
       Total assets                                                            $  291,453,290
                                                                               --------------

LIABILITIES:
  Payable for investments purchased                                            $    4,217,837
  Accrued advisory fee                                                                325,731
  Accrued audit fee                                                                    68,525
  Accrued other                                                                        86,343
                                                                               --------------
       Total liabilities                                                       $    4,698,436
                                                                               --------------

NET ASSETS                                                                     $  286,754,854
                                                                               ==============

SOURCES OF NET ASSETS:
  Shares of beneficial interest, par value $.01 per share,
    unlimited number of shares authorized, amount paid in
    on 14,608,952 shares issued and outstanding                                $  235,148,591

  Accumulated net realized gain on investments                                      9,327,405

  Net unrealized gain on investments                                               42,278,858
                                                                               --------------

       Total net assets (equivalent to $19.63 per
         share based on 14,608,952 shares outstanding)                         $  286,754,854
                                                                               ==============

   The accompanying notes are an integral part of these financial statements.

                             STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED SEPTEMBER 30, 2003

INVESTMENT INCOME:
  Dividend income (net of foreign tax
    of $1,366)                                      $       45,869
  Interest income                                          937,637
                                                    --------------
    Total investment income                                          $      983,506

EXPENSES:
   Advisory fees                                    $    3,503,127
   Trustees' fees and expenses                             136,980
   Legal fees                                              121,806
   Shareholder reporting                                   116,680
   Accounting and auditing fees                             92,435
   Custodian fees                                           73,725
   Transfer agent fees                                      59,289
   Stock exchange listing fee                               40,312
   Other                                                    83,239
                                                    --------------
    Total expenses                                                        4,227,593
                                                                     --------------

       Net investment loss                                           $   (3,244,087)
                                                                     --------------

NET REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS:
  Net realized gain on investments                                   $   26,376,623
  Increase in net unrealized gain on investments                         31,417,229
                                                                     --------------
       Net gain on investments                                       $   57,793,852
                                                                     --------------
              Net increase in net assets
               resulting from operations                             $   54,549,765
                                                                     ==============

   The accompanying notes are an integral part of these financial statements.

                       STATEMENTS OF CHANGES IN NET ASSETS

                                                          FOR THE YEAR ENDED
                                                     SEPTEMBER 30,    SEPTEMBER 30,
                                                         2003             2002
                                                    --------------    -------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS:
   Net investment loss                              $   (3,244,087)   $  (3,593,224)
   Net realized gain on investments                     26,376,623       33,875,011
   Increase (decrease) in net unrealized
     gain on investments                                31,417,229     (106,220,050)
                                                    --------------    -------------

           Net increase (decrease) in
             net assets resulting from
             operations                             $   54,549,765    $ (75,938,263)
                                                    --------------    -------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net realized capital gains                       $  (29,863,899)   $ (39,468,231)
                                                    --------------    -------------

CAPITAL SHARE TRANSACTIONS:
   Value of shares issued in
     reinvestment of distributions
     (1,285,469 and 1,281,419 shares,
     respectively)                                  $   20,063,210    $  28,039,066
                                                    --------------    -------------

           Net increase (decrease) in
             net assets                             $   44,749,076    $ (87,367,428)

NET ASSETS:

   Beginning of year                                   242,005,778      329,373,206
                                                    --------------    -------------

   End of year                                      $  286,754,854    $ 242,005,778
                                                    ==============    =============

   The accompanying notes are an integral part of these financial statements.

                             STATEMENT OF CASH FLOWS
                      FOR THE YEAR ENDED SEPTEMBER 30, 2003

CASH FLOWS USED FOR OPERATING ACTIVITIES:
  Interest and other income received                                           $      872,218
  Dividends received                                                                   45,869
  Operating expenses paid                                                          (4,236,900)
                                                                               --------------
       Net cash used for operating activities                                  $   (3,318,813)
                                                                               --------------

CASH FLOWS PROVIDED FROM INVESTING ACTIVITIES
  Purchases of portfolio securities                                            $  (66,416,016)
  Net sales of temporary cash investments                                           6,989,549
  Sales and maturities of portfolio securities                                     74,502,121
                                                                               --------------
       Net cash provided from investing activities                             $   15,075,654
                                                                               --------------

CASH FLOWS USED FOR FINANCING ACTIVITIES:
  Cash distributions paid, net                                                 $   (9,800,689)
                                                                               --------------
       Net cash used for financing activities                                  $   (9,800,689)
                                                                               --------------

NET DECREASE IN CASH                                                           $    1,956,152

CASH AT BEGINNING OF YEAR                                                              42,819
                                                                               --------------

CASH AT END OF YEAR                                                            $    1,998,971
                                                                               ==============

RECONCILIATION OF NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS TO NET CASH USED FOR OPERATING ACTIVITIES:

  Net increase in net assets resulting from operations                         $   54,549,765
  Accretion of discount                                                               (77,536)
  Net realized gain on investments                                                (26,376,623)
  Increase in net unrealized gain on investments                                  (31,417,229)
  Decrease in dividends and interest receivable                                        12,117
  Increase in accrued expenses                                                         12,497
  Increase in prepaid expenses                                                        (21,804)
                                                                               --------------
       Net cash used for operating activities                                  $   (3,318,813)
                                                                               ==============

Noncash financing activities not included herein consist of stock distributions of $20,063,210.

   The accompanying notes are an integral part of these financial statements.

                              FINANCIAL HIGHLIGHTS
   (SELECTED DATA FOR EACH SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT
                              THE PERIOD INDICATED)

                                                                 FOR THE YEAR ENDED SEPTEMBER 30,
                                ------------------------------------------------------------------------------------------------
                                     2003                2002 (1)               2001                2000               1999
                                --------------       --------------       --------------       --------------     --------------
Net asset value per share:
   Beginning of year            $       18.160       $       27.350       $       46.147       $       21.771     $       16.711
                                --------------       --------------       --------------       --------------     --------------
Net investment loss             $       (0.231)(2)   $       (0.283)(2)   $       (0.195)(2)   $       (0.290)    $       (0.176)

Net realized and unrealized
   gain (loss) on investments            3.871               (5.727)             (13.822)              28.131              5.596
                                --------------       --------------       --------------       --------------     --------------
Total increase (decrease)
   from investment operations   $        3.640       $       (6.010)      $      (14.017)      $       27.841     $        5.420
                                --------------       --------------       --------------       --------------     --------------
Capital gains distributions
   to shareholders              $       (2.170)      $       (3.180)      $       (4.780)      $       (3.465)    $       (0.360)
                                --------------       --------------       --------------       --------------     --------------
Net asset value per share:
   End of year                  $       19.630       $       18.160       $       27.350       $       46.147     $       21.771
                                ==============       ==============       ==============       ==============     ==============
Per share market value:
   End of year                  $        17.66       $        14.10       $        21.74       $        36.19     $        16.31

Total investment return
   at market value                       43.49%              (25.24)%             (27.23)%             151.66%             27.39%

RATIOS AND SUPPLEMENTAL DATA:

Net assets at end of year       $  286,754,854       $  242,005,778       $  329,373,206       $  485,582,570     $  209,519,627

Ratio of operating expenses
   to average net assets                  1.65%                1.64%                1.42%                1.45%              1.46%

Ratio of net investment loss
   to average net assets                 (1.27%)              (1.16%)              (0.62%)              (0.86%)            (0.91%)

Portfolio turnover rate                  32.80%               17.40%               16.17%               12.90%             24.88%

Number of shares outstanding
   at end of year                   14,608,952           13,323,483           12,042,064           10,522,490          9,623,524

(1) The Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting discounts and amortizing premiums on all debt securities. The effect of this change for the year ended September 30, 2002 was a decrease in net investment loss per share of $.009, an increase in net realized and unrealized loss on investments per share of $.009 and a decrease in the ratio of net investment loss to average net assets from (1.20%) to (1.16%). Per share data and ratios for the periods prior to October 1, 2001 have not been restated to reflect this change in presentation.

(2) Net investment loss per share has been computed using average shares outstanding.

   The accompanying notes are an integral part of these financial statements.

                          NOTES TO FINANCIAL STATEMENTS
                               SEPTEMBER 30, 2003

(1) ORGANIZATION
       H&Q Healthcare Investors (the Fund) is a Massachusetts business trust registered under the Investment Company Act of 1940 as a diversified closed-end management investment company. The Fund's investment objective is long-term capital appreciation through investment in securities of companies in the healthcare industries. The Fund invests primarily in securities of public and private companies that are believed to have significant potential for above-average growth. The Fund was organized on October 31, 1986 and commenced operations on April 22, 1987.
       The preparation of these financial statements requires the use of certain estimates by management in determining the entity's assets, liabilities, revenues and expenses. Actual results could differ from these estimates. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the United States of America.

    INVESTMENT SECURITIES
       Investments traded on national securities exchanges or in the over-the-counter market that are National Market System securities are valued at the last sale price or, lacking any sales, at the mean between the last bid and asked prices. Other over-the-counter securities are valued at the most recent bid prices as obtained from one or more dealers that make markets in the securities. As indicated in Note 4, investments for which market quotations are not readily available are valued at fair value as determined in good faith by the Trustees of the Fund. Temporary cash investments with maturity of 60 days or less are valued at amortized cost.
       Investment transactions are recorded on a trade date basis. Gains and losses from sales of investments are recorded using the "identified cost" method. Interest income is recorded on the accrual basis, adjusted for amortization of premiums and accretion of discounts. Dividend income is recorded on the ex-dividend date.

    FEDERAL INCOME TAXES
       It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute to its shareholders substantially all of its taxable income and its net realized capital gains, if any. Therefore, no Federal income or excise tax provision is required.

    DISTRIBUTIONS
       The Fund records all distributions to shareholders from net investment income, if any, and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations. The Fund has adjusted for the effect of certain permanent book/tax differences, which primarily related to net operating losses, short-term capital gains and market discount for the year ended September 30, 2003. This adjustment has no effect on the Fund's net assets, net investment loss or net realized gain. The calculation of net investment loss per share in the financial highlights excluded this adjustment. At September 30, 2003, the Fund's undistributed net realized gain on a tax basis was the same as accumulated net realized gain on investments.
       Pursuant to Section 852 of the Internal Revenue Code, the Fund has designated $29,863,899 as a long-term capital gain distribution for its taxable year ended September 30, 2003.

    DISTRIBUTION POLICY
       The current distribution policy is to declare distributions in stock. Stock distributions will automatically be paid in newly issued shares of the Fund unless otherwise instructed by the shareholder. Pursuant to an SEC exemptive order, the Fund has implemented a fixed distribution policy that permits the Fund to make quarterly distributions at a rate of 2% of the Fund's net assets to shareholders of record. The Fund intends to use net realized capital gains when making quarterly distributions. This could result in a return of capital to shareholders if the amount of the distribution exceeds the Fund's net investment income and realized capital gains. It is anticipated that net realized capital gains in excess of the total distributed under this policy would be included in the December distribution.

    STATEMENT OF CASH FLOWS
       The cash amount shown in the Statement of Cash Flows is the amount included in the Fund's Statement of Assets and Liabilities and represents cash on hand at its custodian and does not include temporary cash investments at September 30, 2003.

(2) SECURITIES TRANSACTIONS
       The aggregate cost of purchases and proceeds from sales of investment securities (other than temporary cash investments) for the year ended September 30, 2003 totaled $70,633,853 and $72,888,497, respectively.
       At September 30, 2003, the total cost of securities for Federal income tax purposes was $247,009,492. The net unrealized gain on securities held by the Fund was $42,278,858, including gross unrealized gain of $86,279,493 and gross unrealized loss of $44,000,635.
       At September 30, 2003, the Fund was committed to participate in a round of financing to purchase additional shares of restricted preferred stock for approximately $122,000. The Fund expects to satisfy this commitment in part through the conversion of a loan.

(3) INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES
       The Fund has entered into an Investment Advisory Agreement (the Advisory Agreement) with Hambrecht & Quist Capital Management LLC (the Adviser). Pursuant to the terms of the Advisory Agreement, the Fund pays the Adviser a monthly fee at the rate when annualized of (i) 2.5% of the average net assets for the month of its venture capital and other restricted securities up to 25% of net assets and (ii) for the month, for all other assets, 1.0% of the average net assets up to $250 million, 0.9% of the average net assets for the next $250 million, 0.8% of the average net assets for the next $500 million and 0.7% of the average net assets thereafter. The aggregate fee may not exceed a rate when annualized of 1.375%. Certain officers and Trustees of the Fund are also officers of the Adviser.
       Trustees who are not affiliates of the Adviser receive an annual fee of $15,000 plus $1,500 for each meeting attended.

(4) VENTURE CAPITAL AND OTHER RESTRICTED SECURITIES
       The Fund may invest in venture capital and other restricted securities if these securities would currently comprise 40% or less of net assets. The value of these securities represents 22% of the Fund's net assets at September 30, 2003.
       The value of the venture capital and other restricted securities is determined in good faith by the Trustees. However, because of the inherent uncertainty of valuations, these estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the differences could be material.

       During the year ended September 30, 2003, the Fund sold restricted securities for cash and a pro portionate interest in a 5% interest-bearing promissory note due October 31, 2004. The Fund's interest in the note has a par value of $121,200 whose estimated value of $60,000 at September 30, 2003 has also been determined by the Trustees and which is included in the Receivable for Investments Sold in the Statement of Assets and Liabilities.
       The following table details the acquisition date, cost, carrying value per unit, and value of the Fund's venture capital and other restricted securities at September 30, 2003, as determined by the Trustees of the Fund.

                                          ACQUISITION                      CARRYING VALUE
           SECURITY                          DATE              COST           PER UNIT          VALUE
-----------------------------------       -----------      -------------   --------------   -------------
AbTox
  Series F Cvt. Pfd.                              3/7/97   $   1,485,126     $   0.010      $       6,364
  12% Promissory Note                  2/26/98 - 3/26/98         180,000         0.467             84,000
ACADIA Pharmaceuticals
  Series E Cvt. Pfd.                    5/2/00 - 3/24/03       3,000,594         2.700          1,225,336
  Series F Cvt. Pfd.                             3/19/03         750,363         2.700            750,001
Agensys
  Series C Cvt. Pfd.                             2/14/02       3,005,073         3.150          3,000,000
Agilix
  Series B Cvt. Pfd.                             11/8/01       3,014,260         0.630          1,500,001
Avalon Pharmaceuticals
  Series B Cvt. Pfd.                            10/22/01       3,008,325         3.528          2,999,964
Biofield
  Common                                        12/15/00         302,984         0.160             96,000
BioTransplant
  Common Warrants (expire 8/12/04)               8/12/94               0         0.000                  0
  Common Warrants (expire 10/31/04)             10/31/94               0         0.000                  0
  Common Warrants (expire 8/15/05)               8/18/95               0         0.060                 69
CardioNet^
  Series C Cvt. Pfd.                    5/3/01 - 3/25/03       5,546,931         3.500          5,520,004
Ceres
  Series C Cvt. Pfd.                            12/23/98       1,502,620         6.000          2,250,000
  Series C-1 Cvt. Pfd.*                           1/4/01         111,488         6.000            164,658
  Series D Cvt. Pfd.*                            3/14/01       1,668,122         6.000          1,667,802
Concentric Medical
  Series B Cvt. Pfd.                    5/7/02 - 1/24/03       3,328,055         0.680          3,299,999
CytoLogix^
  Series A Cvt. Pfd.                   1/13/98 - 7/21/99       2,332,441         0.825            399,984
  Series B Cvt. Pfd.*                            1/11/01       1,153,658         0.825            187,382
  Cvt. Note                                      5/29/02         168,337         1.000            168,337
EPR
  Series A Cvt. Pfd.                              3/9/94       1,000,409         0.010              2,222
FitForAll.com
  10% Promissory Note*                 2/22/00 - 9/18/00       1,613,493         0.000                158
Galileo Laboratories
  Series F Cvt. Pfd.                             8/18/00       3,002,682         3.500            489,555
Idun Pharmaceuticals
  Series A-1 Cvt. Pfd.                          11/26/02       3,001,966         2.474          3,000,000
LocalMed
  Series D Cvt. Pfd.                              2/9/96       1,376,970         0.010              3,437
Masimo
  Series D Cvt. Pfd.                             8/14/96       1,120,040        11.000          1,760,000

                                          ACQUISITION                      CARRYING VALUE
           SECURITY                          DATE              COST           PER UNIT          VALUE
-----------------------------------       -----------      -------------   --------------   -------------
Masimo Labs
  Common                                         8/14/96   $           0     $   0.010 $            1,600
Novacept
  Series G Cvt. Pfd.*                            3/27/01       3,001,927         3.450          2,178,951
  Series H Cvt. Pfd.                             4/25/02       1,200,000         3.450          1,200,000
OmniSonics Medical Technologies^
  Series B Cvt. Pfd.                             5/24/01       2,404,898         1.336          2,180,898
PHT^
  Series D Cvt. Pfd.                             7/23/01       4,202,025         0.780          4,200,000
  Series E Cvt. Pfd.                             9/12/03         579,760         0.780            579,760
  Bridge Loan                                    7/15/03          96,605         1.000             96,605
Raven biotechnologies^
  Series B Cvt. Pfd.                            12/12/00       3,001,725         0.830          1,509,091
  Series C Cvt. Pfd.                            11/26/02       2,331,600         0.830          2,331,600
Senomyx
  Series E Cvt. Pfd.                             2/19/02       3,003,903         2.900          3,000,002
Songbird Hearing
  Series D Cvt. Pfd.                            12/14/00       3,004,861         0.010              6,397
Sontra Medical^
  Common                                9/9/98 - 6/24/02         852,367         1.224            424,396
Syntiro Heathcare Services
  Common                                          2/5/97       1,200,325         0.010              3,062
  Warrants (expire 10/15/04)                    10/15/98               0         0.000                  0
Theravance
  Series C Cvt. Pfd.                              2/5/99       1,800,123         9.000          1,905,885
  Series D-1 Cvt. Pfd.                           8/28/00       1,800,900         9.000          1,800,000
Therion Biologics
  C-2 Units*                                     8/13/03          59,998         1.800             59,998
  Common                              7/12/90 - 10/16/96         511,365         0.010              2,268
  Series A Cvt. Pfd.                  8/20/96 - 10/16/96         444,850         1.800             85,333
  Series B Cvt. Pfd.*                  2/24/99 - 6/22/99         900,914         1.800            432,000
  Series C Cvt. Pfd.*                            9/26/01       1,529,348         1.800            733,882
  Sinking Fund Cvt. Pfd.               10/17/94 - 4/3/96         721,291         0.010                361
TherOx
  Series H Cvt. Pfd.                             9/11/00       3,001,873         3.030          1,976,084
Triad Therapeutics
  Series A Cvt. Pfd.                              6/8/99       1,751,170         1.000          1,750,000
  Series B Cvt. Pfd.                            12/20/00       1,053,135         1.000            525,000
  Series C Cvt. Pfd.                            11/25/02       1,200,000         1.000          1,200,000
VNUS Medical Technologies^
  Series E Cvt. Pfd.                             8/20/01       4,200,003         5.120          4,200,003
Zyomyx
  Series B Cvt. Pfd.                             2/19/99       1,200,550         1.000            923,077
  Series C Cvt. Pfd.                              3/2/00       1,200,690         1.000            600,000
  Series E Cvt. Pfd.                             7/22/02       1,200,000         1.000            600,000
                                                           -------------                    -------------

                                                           $  89,130,143                    $  63,081,526
                                                           =============                    =============

 * With warrants attached.
 ^ Affiliated issuers.

On November 24, 2003, the Fund upon approval of the Valuation Committee, made a change in the value of its Zyomyx holdings to approximately $21,000 to reflect the then current fair market value.

                                    TRUSTEES

H & Q HEALTHCARE INVESTORS
30 ROWES WHARF, SUITE 430
BOSTON, MASSACHUSETTS 02110
(617) 772-8500

                                                                                                   NUMBER OF
                       POSITION(S) HELD WITH           PRINCIPAL OCCUPATION(S)                     PORTFOLIOS IN FUND
NAME, ADDRESS(1)       FUND, TERM OF OFFICE(2) AND     DURING PAST 5 YEARS AND                     COMPLEX OVERSEEN
AND AGE                LENGTH OF TIME SERVED           OTHER DIRECTORSHIPS HELD                    BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES:

Lawrence S. Lewin      Trustee (since 1987) and        ExecutiveConsultant. Formerly Chief                 2
65                     Chairman (since 2000)           Executive Officer (from 1970-1999) of
                                                       The Lewin Group (healthcare public
                                                       policy and management consulting), a
                                                       subsidiary of Quintiles Transnational
                                                       Corp.; and Director (since 2003) of
                                                       Medco Health Solutions, Inc.

Robert P. Mack         Trustee (since 1991)            Consultant in Orthopedic Surgery to                 2
68                                                     Orthopedic Associates of Aspen (since
                                                       2001). Formerly Orthopedic Surgeon
                                                       (from 1996-1998) at the
                                                       Steadman-Hawkins Orthopedic Clinic and
                                                       (from 1977-1996) at the Denver
                                                       Orthopedic Clinic; and Director of the
                                                       Department of Orthopedic Surgery at
                                                       Metropolitan General Hospital and
                                                       Assistant Professor of Orthopedics at
                                                       Case Western Reserve University,
                                                       Cleveland, OH (from 1968-1977).

Eric Oddleifson        Trustee (since 1992)            Partner (since 2001) and Managing                   2
68                                                     Director (from 1997-2000) of Renewable
                                                       Resources LLC (forest properties
                                                       investment). Formerly Managing Director
                                                       (from 1995-1997) of UBS Asset
                                                       Management (forest properties
                                                       investment); and President, Director
                                                       and Chief Investment Officer (from
                                                       1984-1995) of Resource Investments,
                                                       Inc. (forest properties investment).

Oleg M. Pohotsky       Trustee (since 2000)            Most recently, Senior Vice President                2
56                                                     (from 1991-2001) of FAC/Equities, a
                                                       division of First Albany Corporation
                                                       (investment bank). Formerly General
                                                       Partner (from 1989-1991) of Strategic
                                                       Capital Associates (financial advisory
                                                       firm); and General Partner (from
                                                       1986-1989) of Capital Growth Partners
                                                       (private mezzanine capital
                                                       institutional investment partnership).

                                                                                                   NUMBER OF
                       POSITION(S) HELD WITH           PRINCIPAL OCCUPATION(S)                     PORTFOLIOS IN FUND
NAME, ADDRESS(1)       FUND, TERM OF OFFICE(2) AND     DURING PAST 5 YEARS AND                     COMPLEX OVERSEEN
AND AGE                LENGTH OF TIME SERVED           OTHER DIRECTORSHIPS HELD                    BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES: (continued)

Uwe E. Reinhardt,      Trustee (since 1988)            Professor of Economics (since 1968)                 2
65                                                     at Princeton University. Director (from
                                                       2000) of Triad Hospitals; Boston
                                                       Scientific (since 2002): Amerigroup
                                                       (since 2002); Duke University (since
                                                       2001); The Duke University Health
                                                       System (since 2001) and the National
                                                       Bureau of Economic Research (since
                                                       2002).

Henri A. Termeer       Trustee (since 1989)            Chairman (since 1988), Chief Executive              2
56                                                     Officer (since 1985) and President
                                                       (since 1983) of Genzyme Corporation
                                                       (human healthcare products); Director
                                                       (since 1987) of ABIOMED, Inc.; Director
                                                       (from 1992-2003) of AutoImmune, Inc.;
                                                       Director (from 1993-2002) of Genzyme
                                                       Transgenics; and Director (from
                                                       1996-2002) of Diacrin, Inc.

INTERESTED TRUSTEES:

Alan G. Carr(3)        President Emeritus              Chairman (since July 2002) of                       2
69                     (since 2001), President         Hambrecht & Quist Capital Management
                       (from 1987-2001) and            LLC; Chairman (from 2001-July 2002),
                       Trustee (since 1987)            President (from 1992-2001), Director
                                                       (from 1986 to July 2002) and Senior
                                                       Vice President (from 1986-1992) of
                                                       Hambrecht & Quist Capital Management,
                                                       Inc.; and Managing Director (from 1992-
                                                       1999) of Hambrecht & Quist Group.

Daniel R. Omstead,(3)  President (since 2001)          President & Chief Executive Officer                 2
ENGSCD                                                 (since July 2002) of Hambrecht & Quist
50                                                     Capital Management LLC; President of
                                                       HQH and of HQL (since 2001); President,
                                                       Chief Executive Officer (from 2001 to
                                                       July 2002) and Managing Director (from
                                                       2000 to July 2002) of Hambrecht & Quist
                                                       Capital Management Inc.; formerly
                                                       President and Chief Executive Officer
                                                       (from 1997-2000) and Chief Operating
                                                       Officer (1997) of Reprogenesis, Inc.

(1) The address for each Trustee is c/o the Fund at the Fund's address as set forth above.

(2) Each Trustee currently is serving a three year term.

(3) Trustee considered to be an "interested person" within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act") through position or affiliation with Hambrecht & Quist Capital Management LLC, the Fund's investment adviser.

                                    OFFICERS

                       POSITION(S) HELD WITH
NAME, ADDRESS(1)       FUND, TERM OF OFFICE(2) AND
AND AGE                LENGTH OF TIME SERVED               PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------
OFFICERS:

Alan G. Carr           President Emeritus (since 2001)     Chairman (since July 2002) of Hambrecht & Quist
69                                                         Capital Management LLC; Chairman (from 2001-
                                                           July 2002), President (from 1992-2001), Director
                                                           (From 1986 to July 2002) and Senior Vice
                                                           President (from 1986-1992) of Hambrecht & Quist
                                                           Capital Management, Inc.; Managing Director
                                                           (from 1992-1999) of Hambrecht & Quist Group; and
                                                           President Emeritus (since 2001), President (from
                                                           1987-2001) and Trustee (since 1987) of HQH and
                                                           (since 1992) of HQL.

Daniel R. Omstead,     President (since 2001)              President & Chief Executive Officer (since
ENGSCD                                                     July 2002) of Hambrecht & Quist Capital
50                                                         Management LLC; President of HQH and of HQL
                                                           (since 2001); President, Chief Executive Officer
                                                           (from 2001 to July 2002) and Managing Director
                                                           (from 2000 to July 2002) of Hambrecht & Quist
                                                           Capital Management Inc.; formerly President and
                                                           Chief Executive Officer (from 1997-2000) and
                                                           Chief Operating Officer (1997) of Reprogenesis,
                                                           Inc.

Kimberley L. Carroll   Treasurer (since 1987)              Treasurer and Chief Financial Officer (since 1987)
47                                                         of HQH and (since 1992) of HQL; and Vice
                                                           President (from 1991-July 2002) and Treasurer
                                                           (from 2000-July 2002) of Hambrecht & Quist
                                                           Capital Management Inc.

Jennifer L. Morris     Secretary (since 2001)              Secretary (since 2001) of HQH and of HQL; and
35                                                         Assistant Vice President (from 1999-July 2002)
                                                           and Manager, Corporate Communications (from
                                                           1996-1999) of Hambrecht & Quist Capital
                                                           Management Inc.

(1) The address for each officer is c/o the Fund at the Fund's address as set forth above.

(2) Each officer serves in such capacity for an indefinite period of time at the pleasure of the Trustees.

                            H&Q HEALTHCARE INVESTORS

                       New York Stock Exchange Symbol: HQH

                            30 Rowes Wharf, 4th Floor
                        Boston, Massachusetts 02110-3328
                                 (617) 772-8500
                                  www.hqcm.com

                                    OFFICERS
                      Daniel R. Omstead, ENGSCD, President
                        Alan G. Carr, President Emeritus
                         Kimberley L. Carroll, Treasurer
                          Jennifer L. Morris, Secretary

                                    TRUSTEES
                                  Alan G. Carr
                                Lawrence S. Lewin
                              Robert P. Mack, M.D.
                                 Eric Oddleifson
                            Daniel R. Omstead, ENGSCD
                                Oleg M. Pohotsky
                             Uwe E. Reinhardt, Ph.D.
                                Henri A. Termeer

                               INVESTMENT ADVISER
                    Hambrecht & Quist Capital Management LLC

                          CUSTODIAN AND TRANSFER AGENT
                       State Street Bank and Trust Company

                             INDEPENDENT ACCOUNTANTS
                           PricewaterhouseCoopers LLP

                                  LEGAL COUNSEL
                                   Dechert LLP

         Shareholders with questions regarding share transfers may call

                                 1-800-426-5523

               Interim daily net asset value may be obtained from
                    our website (www.hqcm.com) or by calling

                                 1-800-451-2597

                            For copies of the Fund's
                           DIVIDEND REINVESTMENT PLAN,
          please contact the Plan Agent, State Street Bank & Trust Co.
                      P.O. Box 8200, Boston, MA 02266-8200
                            Telephone: 1-800-426-5523


                                                                     HQHCM-AR-03

ITEM 2. CODE OF ETHICS.

     Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

THE REGISTRANT HAS ADOPTED A CODE OF ETHICS THAT APPLIES TO THE REGISTRANT'S PRINCIPAL EXECUTIVE OFFICER, PRINCIPAL FINANCIAL OFFICER, PRINCIPAL ACCOUNTING OFFICER OR CONTROLLER, OR PERSONS PERFORMING SIMILAR FUNCTIONS. THIS CODE OF ETHICS IS INCLUDED AS EXHIBIT 10 (a)(1).

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

         (a) (1) Disclose that the registrant's board of directors has determined that the registrant either:

                 (i) Has at least one audit committee financial expert serving on its audit committee; or

                 (ii) Does not have an audit committee financial expert serving on its audit committee.

             (2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

                 (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

                 (ii) Be an "interested person" of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

             (3) If the registrant provides the disclosure required by paragraph
             (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

3(a)(1) THE REGISTRANT'S BOARD OF TRUSTEES HAS DETERMINED THAT THE REGISTRANT HAS AT LEAST ONE AUDIT COMMITTEE FINANCIAL EXPERT SERVING ON ITS AUDIT COMMITTEE.

3(a)(2) THE AUDIT COMMITTEE FINANCIAL EXPERT IS OLEG M. POHOTSKY. HE IS INDEPENDENT FOR PURPOSES OF ITEM 3(a)(2).

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

         (a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

         (b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

         (c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

         (d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

         (e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

             (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

         (f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

         (g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

         (h) Disclose whether the registrant's audit committee of the board of directors has considered whether the provision of nonaudit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph
(c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ONLY EFFECTIVE FOR ANNUAL REPORTS WITH PERIODS ENDING AFTER DECEMBER 15, 2003.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

(1) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with
Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

(2) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

THE REGISTRANT HAS A SEPARATELY-DESIGNATED STANDING AUDIT COMMITTEE ESTABLISHED IN ACCORDANCE WITH SECTION 3(A)(58)(A) OF THE EXCHANGE ACT. THE MEMBERS OF THE AUDIT COMMITTEE ARE ERIC ODDLEIFSON, OLEG M. POHOTSKY AND UWE E. REINHARDT.

ITEM 6.  [RESERVED]


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

         A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

THE REGISTRANT HAS ADOPTED THE FOLLOWING PROXY VOTING POLICIES AND PROCEDURES:

                    HAMBRECHT & QUIST CAPITAL MANAGEMENT LLC
                      PROXY VOTING POLICIES AND PROCEDURES
                                   April, 2003

The following are the policies and procedures adopted and implemented by Hambrecht & Quist Capital Mangement LLC (the "Adviser") for voting proxies with respect to portfolio securities held by H&Q Healthcare Investors and H&Q Life Sciences Investors (each a "Fund" and collectively the "Funds"). The policies and procedures are reasonably designed to ensure that proxies are voted in the best interest of the Funds and the Funds' shareholders, in accordance with the Adviser's fiduciary duties and Rule 206(4)-6 under the Investment Advisers Act of 1940 (the "Investment Advisers Act"). The Adviser considers the "best interests" of the Funds and their shareholders to mean their best long-term economic interests.

I.      General Statement of Policies and Procedures.

The Adviser shall vote proxies for the exclusive benefit, and in the best economic interest, of the Funds and their shareholders. Such exercise of voting rights shall be subject to the same standard of care as is generally applicable to the Adviser's performance of its duties, as set forth in the advisory agreements with the Funds. The policies and procedures contained herein are designed to be guidelines, however each vote is ultimately cast on a case-by-case basis, taking into consideration the relevant facts and circumstances at the time of the vote. Any material conflicts that may arise will be resolved in the best interests of the Funds and their shareholders.

II.     Responsibility and Oversight.

A proxy committee is hereby designated and shall be responsible for administering and overseeing the proxy voting process. The committee shall consist of the President of the Adviser, the Treasurer of the Adviser, and the analyst responsible for oversight of the company which is the subject of the proxy.

III.    Proxy Voting Procedures.

        A. Logistics. The Treasurer shall be responsible for maintaining the proxy log, monitoring corporate actions and confirming the timely voting of proxies. The proxy log shall contain the following information, in accordance with Form N-PX:

                1.      the name of the issuer;

                2.      the exchange ticker symbol, if available;

                3.      the CUSIP number, if available;

                4.      the shareholder meeting date;

                5.      a brief identification of the matter voted on;

                6. whether the matter was proposed by the issuer or a security holder;

                7.      whether the Adviser cast its vote on the matter;

                8. how the Adviser cast its vote on the matter (for, against, abstain; for or withhold regarding the election of directors); and

                9. whether the Adviser cast its vote for or against management.

        B.      Substantive Voting Decisions.

The Adviser's substantive voting decisions turn on the particular facts and circumstances of each proxy vote. The following is a list of common proxy vote issues and the Adviser's standard considerations when determining how to vote such proxies.

                1. ROUTINE MATTERS/CORPORATE ADMINISTRATIVE ITEMS. After an initial review, the Adviser generally votes with management on routine matters related to the operation of the issuer that are not expected to have a significant economic impact on the issuer and/or its shareholders.

                2. POTENTIAL FOR MAJOR ECONOMIC IMPACT. The Adviser reviews and analyzes on a case-by-case basis, non-routine proposals that are more likely to affect the structure and operation of the issuer and to have a greater impact on the value of the investment.

                3. CORPORATE GOVERNANCE. The Adviser reviews and considers corporate governance issues related to proxy matters and generally supports proposals that foster good corporate governance practices.

                4. SPECIAL INTEREST ISSUES. The Adviser considers: (i) the long-term benefit to shareholders of promoting corporate accountability and responsibility on social issues; (ii) management's responsibility with respect to special interest issues; (iii) any economic costs and restrictions on management; and (iv) the responsibility of the Adviser to vote proxies for the greatest long-term shareholder value.

                5. LIMITATIONS ON DIRECTOR TENURE AND RETIREMENT. The Adviser considers: (i) a reasonable retirement age for directors, E.G. 70 or 72; (ii) the introduction of new perspectives on the board; and (iii) the arbitrary nature of such limitations and the possibility of detracting from the board's stability and continuity.

                6. DIRECTORS' MINIMUM STOCK OWNERSHIP. The Adviser considers: (i) the benefits of additional vested interest; (ii) the ability of a director to serve a company well regardless of the extent of his or her share ownership; and (iii) the impact of limiting the number of persons qualified to be directors.

                7. D&O INDEMNIFICATION AND LIABILITY PROTECTION. The Adviser considers: (i) indemnifying directors for acts conducted in the normal course of business; (ii) limiting liability for monetary damages for violating the duty of care; (iii) expanding coverage beyond legal expenses to acts that represent more serious violations of fiduciary obligation than carelessness (E.G. negligence); and (iv) providing expanded coverage in cases when a director's legal defense was unsuccessful if the director was found to have acted in good faith and in a manner that he or she reasonably believed was in the best interests of the issuer.

                8. DIRECTOR NOMINATIONS IN CONTESTED ELECTIONS. The Adviser considers: (i) long-term financial performance of the issuer relative to its industry; (ii) management's track record; (iii) background to proxy contest; (iv) qualifications of both slates of nominees; (v) evaluations of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and (vi) stock ownership positions.

                9. CUMULATIVE VOTING. The Adviser considers: (i) the ability of significant stockholders to elect a director of their choosing; (ii) the ability of minority shareholders to concentrate their support in favor of a director or directors of their choosing; and (iii) the potential to limit the ability of directors to work for all shareholders.

                10. CLASSIFIED BOARDS. The Adviser considers: (i) providing continuity; (ii) promoting long-term planning; and (iii) guarding against unwanted takeovers.

                11. POISON PILLS. The Adviser considers: (i) the Adviser's position on supporting proposals to require a shareholder vote on other shareholder rights plans; (ii) ratifying or redeeming a poison pill in the interest of protecting the value of the issuer; and (iii) other alternatives to prevent a takeover at a price demonstrably below the true value of the issuer.

                12. FAIR PRICE PROVISIONS. The Adviser considers: (i) the vote required to approve the proposed acquisition; (ii) the vote required to repeal the fair price provision;
                        (iii) the mechanism for determining fair price; and (iv) whether these provisions are bundled with other anti-takeover measures (E.G., supermajority voting requirements) that may entrench management and discourage attractive tender offers.

                13. EQUAL ACCESS. The Adviser considers: (i) the opportunity for significant shareholders of the issuer to evaluate and propose voting recommendations on proxy proposals and director nominees, and to nominate candidates to the board; and (ii) the added complexity and burden.

                14. CHARITABLE CONTRIBUTIONS. The Adviser considers: (i) the potential benefits to shareholders; (ii) the potential to detract the issuer's resources from more direct uses of increasing shareholder value; and (iii) the responsibility of shareholders to make individual contributions.

                15. STOCK AUTHORIZATIONS: The Adviser considers: (i) the need for the increase; (ii) the percentage increase with respect to the existing authorization; (iii) voting rights of the stock; and (iv) overall capitalization structures.

                16. PREFERRED STOCK. The Adviser considers: (i) whether the new class of preferred stock has unspecified voting, conversion, dividend distribution, and other rights;

                        (ii) whether the issuer expressly states that the stock will not be used as a takeover defense or carry superior voting rights; (iii) whether the issuer specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable; and (iv) whether the stated purpose is to raise capital or make acquisitions in the normal course of business.

                17. DIRECTOR COMPENSATION. The Adviser considers: (i) whether director shares are at the same market risk as those of the shareholders; and (ii) how option programs for outside directors compare with the standards of internal programs.

                18. GOLDEN AND TIN PARACHUTES. The Adviser considers: (i) whether they will be submitted for shareholder approval; and (ii) the employees covered by the plan and the quality of management.

IV.     Limitations.

The Adviser may abstain from voting a proxy if it concludes that the effect on shareholders' economic interests or the value of the portfolio holding is indeterminable or insignificant. The Adviser may abstain from voting a proxy if it concludes that the cost of voting is disproportionate to the economic impact the vote would have on the portfolio holdings.

V.      Conflicts of Interest.

Where conflicts of interest arise between clients and the Adviser which cannot be fully addressed by the process outlined above, the Adviser may convene an ad-hoc committee which will meet to debate the conflict and to give a ruling on a preferred course of action. The ad-hoc committee will be charged with resolving the issue in a manner which will be in the best interests of the Funds and their shareholders.

Alternatively, the Adviser may cause the proxies to be voted in accordance with the recommendations of an independent third party service provider that the Adviser may use to assist in voting proxies.

VI.     Disclosure.

The following disclosure shall be provided in connection with these policies and procedures:

                1. The Adviser shall provide a description or a copy of these policies and procedures to the Boards of Trustees of the Funds annually and upon request.

                2. The Adviser shall make available to the Funds its proxy voting records, for inclusion on the Funds' Form N-PX.

                3. The Adviser shall include its proxy voting policies and procedures in its annual filing on Form N-CSR.

                4. The Adviser shall cause the Funds' shareholder reports to include a statement that a copy of these policies and procedures is available upon request (i) by calling a toll-free number; (ii) on the Funds' website, (if the Funds choose); and (iii) on the SEC's website.

                5. The Adviser shall cause the Funds' annual and semi-annual reports to include a statement that information is available regarding how the Funds voted proxies during the most recent twelve-month period (i) without charge, upon request, either by calling a toll-free number or on or through the Funds' website, or both; and (ii) on the SEC's website.

VII.    Recordkeeping.

The Adviser shall maintain records of proxies voted in accordance with Section 204-2 of the Advisers Act, including proxy statements, a record of each vote cast, and a copy of any document created by the Adviser that was material to making a decision of how to vote the proxy, or that memorializes the basis for the Adviser's decision on how to vote the proxy. The Adviser shall also maintain a copy of its policies and procedures and each written request from a client for proxy voting records and the Adviser's written response to any client request, either written or oral, for such records. Proxy statements that are filed on EDGAR shall be considered maintained by the Adviser. All such records shall be maintained for a period of five years in an easily accessible place, the first two year in the offices of the Adviser.

ITEM 8.  [RESERVED]

ITEM 9.  CONTROLS AND PROCEDURES.

         (a) Disclose the conclusions of the registrant's principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

IN THE OPINION OF THE PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER, BASED ON THEIR EVALUATION, THE REGISTRANT'S DISCLOSURE CONTROLS AND PROCEDURES ARE ADEQUATELY DESIGNED AND ARE OPERATING EFFECTIVELY TO ENSURE (i) THAT MATERIAL INFORMATION RELATING TO THE REGISTRANT, INCLUDING ITS CONSOLIDATED SUBSIDIARIES, IS MADE KNOWN TO THEM BY OTHERS WITHIN THOSE ENTITIES, PARTICULARLY DURING THE PERIOD IN WHICH THIS REPORT IS BEING PREPARED; AND (ii)

THAT INFORMATION REQUIRED TO BE DISCLOSED BY THE REGISTRANT ON FORM N-CSR IS RECORDED, PROCESSED, SUMMARIZED AND REPORTED WITHIN THE TIME PERIODS SPECIFIED IN THE SECURITIES AND EXCHANGE COMMISSION'S RULES AND FORMS.

(b) Disclose any change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

THERE WERE NO CHANGES IN THE REGISTRANT'S INTERNAL CONTROL OVER FINANCIAL REPORTING THAT OCCURRED DURING THE REGISTRANT'S MOST RECENT FISCAL HALF-YEAR THAT HAVE MATERIALLY AFFECTED OR ARE REASONABLY LIKELY TO MATERIALLY AFFECT, THE REGISTRANT'S INTERNAL CONTROL OVER FINANCIAL REPORTING.

ITEM 10. EXHIBITS.

         (a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

         (a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

THE CODE OF ETHICS THAT IS THE SUBJECT OF THE DISCLOSURE REQUIRED BY ITEM 2 IS ATTACHED HERETO.

         (a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2).

CERTIFICATIONS PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002 ARE ATTACHED HERETO.

         (b) A separate or combined certification for each principal executive officer and principal officer of the registrant as required by Rule 30a-2(b) under the Act of 1940.

CERTIFICATIONS PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002 ARE ATTACHED HERETO.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                      H&Q HEALTHCARE INVESTORS
            --------------------------------------------------------------------

By (Signature and Title)*     Daniel R. Omstead, President
                         -------------------------------------------------------

Date:  12/8/03

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*        Kimberley L. Carroll, Treasurer
                         -------------------------------------------------------

Date:  12/8/03

By (Signature and Title)*        Daniel R. Omstead, President
                         -------------------------------------------------------

Date:  12/8/03


* Print the name and title of each signing officer under his or her signature.